EXHIBIT 10.6

                      PREFERRED STOCK CONVERSION AGREEMENT
                      ------------------------------------

         THIS CONVERSION AGREEMENT (this "Agreement") is entered into this __ day of March, 2005, by and among CONTINENTAL BEVERAGE AND NUTRITION, INC., a Delaware corporation (the "Company"), and CES CONSULTING CORP. ("CES").

                                   WITNESSETH:

         WHEREAS, the Company previously entered into a consulting agreement with CES whereby CES converted $200,223 of debt owed it by the Company (the "Original Debt") into 20,000 shares of the Company's Series A Preferred Stock (the "Preferred Stock"); and

         WHEREAS, the Company is contemplating a private placement of at least Four Hundred Thousand Dollars ($400,000) (the "New Placement") through the issuance of the Company's 8% Senior Secured Convertible Promissory Note(s) (the "New Note"), to one or more investors (the "New Investors"); and

         WHEREAS, it is a condition precedent to the New Placement that CES agree to convert all of the issued and outstanding shares of Preferred Stock held by it into shares of the Company's Common Stock (the "Common Stock") and take such other actions as more fully set forth herein; and

         WHEREAS, the parties hereto are entering into this Agreement to convert the Preferred Stock into Common Stock on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and in order to induce the New Investors to consummate the New Placement, the parties do hereby agree as follows:

         1.       Conversion of Preferred Stock.
                  -----------------------------

                  1.1. Automatic Conversion. Concurrent with the closing of the New Placement, all of the shares of Preferred Stock held by CES shall automatically convert into an aggregate of 2,002,230 shares of Common Stock (such shares, hereinafter the "Conversion Shares"). The number of Conversion Shares having been determined by dividing the Original Debt by $0.10.

                  1.2. Issuance of New Certificates. Concurrent with the execution of this Agreement, CES shall deliver its original stock certificates representing all of its Preferred Stock that is being converted to Conversion Shares. Promptly following the Company's receipt of the original stock certificates from CES and the consummation of the New Placement, the Company, at its expense, shall deliver to CES, in CES's name, a certificate representing the
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number of fully paid and non-assessable Conversion Shares into which the
Preferred Stock has been converted in accordance with the provisions of Section
1.1 above.

                  1.3. Acknowledgement, Waiver of Rights. CES acknowledges that upon the conversion of the Preferred Stock, as provided herein, CES shall have no claims against the Company arising from its ownership of the Preferred Stock.

         2.1 General Piggyback Rights. If the Company, at any time during the two (2) year period commencing after the issuance of the Conversion Shares or options to purchase Conversion Shares, proposes to register any of its securities under the Securities Act of 1933, as amended for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 and any successor forms thereto as well as registrations that do not permit resales) (a "Piggyback Registration"), each such time it will give written notice to such effect to CES, at least ten (10) days prior to such filing. Upon the written request of CES received by the Company within ten (10) days after the giving of any such notice by the Company to register any of its Conversion Shares, the Company will cause the Conversion Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the holder of such Conversion Shares so registered. Notwithstanding the foregoing, the Company may withdraw or abandon any such registration statements in its sole discretion.

         2.2 Underwritten Offerings. If the registration for which the Company gives notice pursuant to Section 2.1 is a registered public offering involving an underwriting, the Company shall so advise CES as a part of the written notice given pursuant to Section 2.1. In such event, (i) the right of CES to include its Conversion Shares in such registration pursuant to this
Section 2 shall be conditioned upon CES's participation in such underwriting on the terms set forth therein and herein and (ii) CES shall enter into an underwriting agreement with the underwriter or underwriters selected for the underwriting by the Company. If CES disapproves of the terms of the underwriting, CES may elect, by written notice to the Company, to withdraw its shares from such registration statement and underwriting. If the managing underwriter advises the Company in writing that in its good faith determination marketing factors require a limitation on the number of shares to be underwritten, the shares to be included in the underwriting shall be allocated, first to the Company, second, to each of the holders of demand or automatic registration rights and third, to each of the holders of piggyback or similar registration rights who request registration including CES in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives notice to such holders of its intent to file a registration statement. If any such holder entitled to be included in such registration statement would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         2.3 Expenses. All expenses (other than underwriting discounts and commissions, brokerage fees and applicable transfer taxes) incurred in connection with registrations, filings or qualifications pursuant to this
Section 2, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be borne by the Company. Any other fees and expenses including those of Holder's counsel shall be borne by CES.

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         2.4      Indemnification. Each of the Company and CES shall indemnify the other party hereto and their respective officers, directors, employees and agents against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 2, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such party for use in connection with such registration.

         2.5 Information. CES shall cooperate as reasonably requested by the Company in connection with the preparation of the registration statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding CES and its plan of distribution of the Conversion Shares included in such registration as may be reasonably necessary to enable the Company to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

         3.       Miscellaneous.
                  -------------

                  3.1. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements between the parties hereto, and this Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by each party hereto.

                  3.2. Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors, assigns, heirs and administrators. Neither party hereto may assign its rights or obligations hereunder without the express written consent of the other party hereto. The New Investors shall be express third-party beneficiaries of this Agreement and shall have the right to enforce this Agreement against the Company and CES in their own right.

                  3.3. Additional Documents. Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

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                  3.4.     Specific Performance. Each party hereto hereby
acknowledges that the obligations created herein are unique and that the other parties hereto and the New Investors would suffer irreparable harm in the event of any breach of this Agreement by any party hereto for which money damages would not be an adequate remedy. Accordingly, each party hereto and the New Investors shall have the right to specific performance of this Agreement and to obtain injunctive relief in the event of any breach or threatened breach of the terms hereof by any party hereto in addition to any other remedies available at law or in equity. No one shall be obligated to post any bond or other security in connection with any action seeking specific performance of this Agreement or any other equitable remedy.

                  3.5. Governing Law. This Agreement and all amendments thereof shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of laws principles.

                  3.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and year first above written.

                                               COMPANY:

                                               CONTINENTAL BEVERAGE AND
                                                NUTRITIION, INC.

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                      --------------------------

                                               CES:

                                               CES CONSULTING CORP.


                                               By: /s/ HARRY SACKLER
                                                   -----------------------------
                                                   Harry Sackler, President

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